UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 29, 2004

                                Genio Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

              0-27587                                      22-3360133
     (Commission File Number)                           (I.R.S. Employer
                                                     Identification Number)


                                 (212) 626-6702
              (Registrant's Telephone Number, Including Area Code)

  15 E. 26th Street, Suite 1711, New York, NY                    10010
   (Address of Principal Executive Offices)                    (Zip Code)


              1120 Avenue of the Americas, Suite 4020, New York, NY (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 3.02     Unregistered Sales of Equity Securities

         On November 1, 2004, the registrant entered into an agreement with one of its existing investors, Crestview Master, LLC, pursuant to which Crestview invested $500,000 in the form of a convertible debenture. The debenture bears interest at 8% per annum with a maturity date of December 31, 2005. The note is convertible into shares of common stock at a conversion price of $0.20 per share, subject to certain adjustments and anti-dilution provisions. In addition, the registrant issued to Crestview a warrant to purchase up to 750,000 shares of its common stock at an exercise price of $0.40 per share.

         The sale was made to an "accredited investor", as that term is defined under Rule 501 under Regulation D of the Securities Act of 1933, as amended, pursuant to the exemption from registration requirements under Rule 506 and
Section 4(2) of the Securities Act.

         Contemporaneously with such investment, the registrant amended the convertible debentures and warrants previously issued to Crestview, Ocean Drive Equities and Turquoise Partners. The maturity of the convertible debentures in the aggregate amount of $1,500,000, previously issued to Crestview and its affiliates, has been extended until December 31, 2005 and the conversion price has been reduced to $0.25 per share. The exercise price of the warrants previously issued to Crestview and its affiliates has been reduced to $0.60 per share.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         Effective November 1, 2004, Steven R. Lux, is serving as Chief Executive Officer of the registrant. Mr. Lux assumes the Chief Executive Officer role from Shai Bar-Lavi, a founder of Genio who will continue to serve as Chairman of its Board of Directors.

         Mr. Lux, 44 years old, is an accomplished executive in the field of entertainment-oriented consumer products. He most recently served as a consultant to the registrant and other entertainment and leisure-oriented product companies. From April 2003 a to April 2004, Mr. Lux served as Acting General Manager and Senior Vice President, Marketing of Codemasters, Inc., a UK-based interactive entertainment company. Prior to Codemasters, from February 2001 to April 2004, Mr. Lux was most recently General Manager of Wireless Fan Access (WFX), LLC, a pioneering firm in wireless entertainment. From April 2000 to January 2001 Mr. Lux was an independent consultant. Prior thereto, Mr. Lux spent twelve years with Acclaim Entertainment, most recently as Vice President Marketing, from April 1988 to March 2000. He earned a Bachelor of Arts degree from Emory University and his MBA from Boston University.

Item 8.01      Other Events

         Effective November 1, 2004, the registrant moved to new offices located at 15 E. 26th Street, Suite 1711, New York, New York.


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                                   SIGNATURES

         According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on November 5, 2004.

                                               GENIO GROUP, INC.


                                               /s/ Andrew J. Schenker
                                               -------------------------------
                                               By:    Andrew J. Schenker
                                               Its:   Chief Financial Officer

Date: November 5, 2004